FINANCIAL EXPENSES, NET	6 Months Ended
Jun. 30, 2014
Financial Expenses, Net [Abstract]
FINANCIAL EXPENSES, NET
NOTE 6:-	FINANCIAL EXPENSES, NET

	Six months ended June 30,
	2014	2013
	Unaudited
Financial income:
Revaluation of liabilities presented at fair value	$(253)	$(63)
Exchange rate differences and other	(34)	(22)

	(287)	(85)
Financial expenses:
Interest	6	5
Exchange rate differences and other	129	99
Accretion of contingent payment obligation	341	66

	476	170

	$189	$85